                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  Cayenta, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                      33-0884182
-----------------------------------------         ------------------------------
(State of Incorporation or Organization)                (I.R.S. Employer
                                                        Identification no.)

225 Broadway, Suite 1500, San Diego, CA                        92101
-----------------------------------------         ------------------------------
(Address of principal executive offices)                     (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/

Securities Act registration statement number to which         333-93789
this form relates:                                      --------------------
                                                           (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


         Title of Each Class to be so Registered:         Name of Each Exchange on Which Each
                                                          Class is to be so Registered:
                           None
         ---------------------------------------          -----------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                      Class A Common Stock, $.001 par value
                      -------------------------------------
                                (Title of Class)


                                       1.
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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Class A Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 52 of the Prospectus included in the Registrant's Registration Statement on Form S-1, No 333-93789 filed with the Securities and Exchange Commission (the "Commission") on December 29, 1999 and is incorporated herein by reference.

ITEM 2.           EXHIBITS.


         EXHIBIT
         NUMBER                    DESCRIPTION
         ------                    -----------
             3.1                   Certificate of Incorporation. (1)

             3.2                   Certificate of Amendment to Certificate of Incorporation. (1)

             3.3                   Bylaws. (1)

             4.2                   Specimen Stock Certificate.



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


                (1) Filed with the Commission as an exhibit to Registrant's Registration Statement on Form S-1, No. 333-93789, as amended, and incorporated herein by reference.


                                       2.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CAYENTA, INC.



Date:  February 2, 2000            By:     /s/  Nicholas J. Costanza
                                        ----------------------------------------
                                         Nicholas J. Costanza
                                         Senior Vice Present, General Counsel
                                           and Secretary



                                       3.